Securities and Exchange Commission

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


October 5, 1999                                        001-12127
Date of report (Date of earliest event reported)       Commission File Number


                             Empire Resources, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                        223136782
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
                                                Number)


                     One Parker Plaza, Fort Lee, NJ 07024
              (Address of principal executive offices)(Zip Code)

                                (201) 944-2200
             (Registrant's telephone number, including area code)

               -----------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.     changes in Registrant's Certifying Accountant.

      On October 5, 1999, the Audit Committee of the Board of Directors of Empire Resources, Inc. (the "Company") appointed the firm of Richard A. Eisner & Company, LLP as the principal accountant to audit the Company's financial statements.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           EMPIRE RESOURCES,  INC.



Date:  October 8, 1999     By:/s/ Nathan Kahn
                           ----------------------------------------------------
                           Nathan Kahn
                           President and Chief Executive Officer